UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2010

LoopNet, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-52026 (Commission File Number)	77-0463987 (IRS Employer Identification No.)
LoopNet, Inc.
185 Berry Street, Suite 4000
San Francisco, CA 94107
(Address of principal executive
offices, with zip code)
(415) 243-4200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(a)(1) On May 11, 2010, the Board of Directors (the “Board”) of LoopNet, Inc. (the “Company”) approved Amended and Restated Bylaws for the Company (the “Restated Bylaws”), effective immediately. The full text of the Restated Bylaws is filed herewith as Exhibit 3.1.
(b) The Restated Bylaws amend the prior bylaws of the Company by adding Section 3.14 (Lead Independent Director), to provide that when the chairman of the Board is the Company’s Chief Executive Officer or is otherwise not an “independent director,” the Board shall select a director from among the Board’s independent directors to serve as Lead Independent Director. The Restated Bylaws also provide that the Lead Independent Director may call special meetings of the Board. In addition, the Restated Bylaws updated Section 3.1 (Number of Directors) to specify that the number of directors constituting the Board shall be seven; provided, however, that the number of directors shall be fixed from time to time by resolution of the entire Board and subject to the rights of the holders of the shares of any series of preferred stock. The Restated Bylaws also effect several additional minor clarifications and revisions and reference is made to the complete bylaws filed as Exhibit 3.1.

Item 5.07	Submission of Matters to a Vote of Security Holders
     The Company held its Annual Meeting of Stockholders on May 11, 2010 (the “Annual Meeting”).
     At the Annual Meeting, the stockholders elected each of the two Class I director nominees to serve on the Company’s Board until the 2013 Annual Meeting of Stockholders or until his successor is duly elected and qualified:

			Broker
Director	For	Withhold	Non-Votes
William Byrnes	31,975,478.2	345,705	5,832,061
Thomas E. Unterman	27,095,237.2	5,225,946	5,832,061
     At the Annual Meeting, the stockholders also ratified Ernst & Young LLP as the Company’s independent registered accounting firm for 2010:

For	Against	Abstain	Broker Non-Votes
38,109,956.2	19,392	23,896	N/A
     In addition, at the Annual Meeting, the holders of the Company’s Series A Convertible Preferred Stock elected a director to serve a one-year term on the Company’s Board:

				Broker
Director	For	Against	Abstain	Non-Votes
James T. Farrell	50,000	0	0	N/A

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of LoopNet, Inc., effective May 11, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOOPNET, INC. (Registrant)

Dated: May 13, 2010

	By:	/s/ BRENT STUMME
Brent Stumme
Chief Financial Officer and Senior Vice President, Finance and Administration

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws of LoopNet, Inc., effective May 11, 2010.